                               8,000,000 Shares

                               SUN COMPANY, INC.

                   Common Stock, par value $1.00, per share




                            UNDERWRITING AGREEMENT




_____________, 1994

                                                            _____________, 1994

Morgan Stanley & Co.
 Incorporated
CS First Boston Corporation
Smith Barney Inc.
c/o Morgan Stanley & Co.
 Incorporated
1251 Avenue of the Americas
New York, New York  10020



Dear Sirs:

        The Glenmede Trust Company, as trustee and not in its individual capacity (the "Trustee") for certain shareholders of Sun Company, Inc., a Pennsylvania corporation (the "Company"), named in Schedule I (the "Charitable Trusts") hereto, on behalf of the Charitable Trusts, severally with respect to each Charitable Trust proposes to sell to the several Underwriters named in
Schedule II hereto (the "Underwriters") an aggregate of 8,000,000 shares of the Common

Morgan Stanley & Co.
 Incorporated
                      -2-                                     __________, 1994


Stock, par value $1.00 per share, of the Company (the "Firm Shares"), each Charitable Trust selling the amount set forth opposite such Charitable Trust's name in Schedule I hereto. Morgan Stanley & Co. Incorporated shall act as representative (the "Representative") of the several Underwriters.

        The Trustee, on behalf of the Charitable Trusts, severally with respect to each Charitable Trust proposes to sell to the several Underwriters not more than an additional 1,200,000 shares (the "Additional Shares") of Common Stock, par value $1.00, of the Company, if and to the extent that the Representative shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Common Stock granted to the Underwriters in Article I hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Common Stock, par value $1.00, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock". The Trustee and Charitable Trusts are hereinafter sometimes collectively referred to as the "Sellers".

        The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares. The registration statement, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it becomes effective, including the information (if

Morgan Stanley & Co.
 Incorporated

                       -3-                                    __________, 1994



any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus".

                                       I.

        Subject to the terms and conditions hereof, the Trustee, on behalf of each Charitable Trust, severally with respect to each Charitable Trust and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Trustee, on behalf of each Charitable Trust, at $_________ a share - the purchase price - the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the number of Firm Shares to be sold by such Charitable Trust as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto bears to the total number of Firm Shares.

        Subject to the terms and conditions hereof, the Trustee, on behalf of each Charitable Trust, severally with respect to each Charitable Trust and not jointly, hereby agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase from the Trustee, severally and not jointly, the Additional Shares at the purchase price. The Additional Shares may be purchased as provided in Article III hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be

Morgan Stanley & Co.
 Incorporated

                       -4-                                    __________, 1994


purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

        Each of the Company and the Charitable Trusts hereby agrees that, without your prior written consent, it will not offer, sell, contract to sell or otherwise dispose of any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock for a period of 90 days after the date of this Agreement, other than (i) any Common Stock issuable pursuant to the exercise of stock options, warrants or other convertible securities issued and outstanding on the date hereof, (ii) options and similar instruments granted to employees of the Company to acquire Common Stock and other interests in shares of Common Stock, in each case granted pursuant to the Company's employee benefit plans or (iii) any Common Stock issuable pursuant to the Sun Company, Inc. Dividend Reinvestment Plan; provided, however, that it is understood and agreed to by the parties hereto that the registration statement of the Company filed with the Securities Commission on May 20, 1994 and declared effective on June 27, 1994 shall not be deemed to constitute an offer of the Company's Common Stock for purposes of this paragraph.


                                      II.

        The Company and the Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Sellers are further advised by you that the Shares are to be offered to the public initially at $____________ a Share (the public offering price) and to certain dealers selected by you at a price that represents a concession not in excess of $____________ a Share under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $___________ a Share, to any Underwriter or to certain other dealers. Each Underwriter hereby represents and agrees that, except with respect to the United States, no action has been or will be taken by the Underwriters that would permit a public offering of the shares in any country or jurisdiction where action for that purpose is required.

Morgan Stanley & Co.
 Incorporated

                       -5-                                    __________, 1994


                               III.

        Payment for the Firm Shares shall be made by certified or official bank check or checks payable to the order of the Trustee, as paying agent, in New York Clearing House funds at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or such other place as shall be designated in writing by you. Such payment shall be made at 10:00 A.M., New York City time, on __________, 1994, or at such other time on the same or such other date, not later than __________, 1994, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the Closing Date.

        Payment for any Additional Shares shall be made by certified or official bank check or checks payable to the order of the Trustee, as paying agent, in New York Clearing House funds at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or such other place as shall be designated in writing by you. Such payment shall be made at 10:00 A.M., New York City time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from you to the Trustee of your determination, on behalf of the Underwriters, to purchase a number, specified in said notice, of Additional Shares, or on such other date, in any event not later than ___________, 19__, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the Option Closing Date. The notice of the determination to exercise the option to purchase Additional Shares and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

        Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.


                                      IV.

        The Company represents, warrants and agrees with each Underwriter that:

Morgan Stanley & Co.
 Incorporated
                       -6-                                      __________, 1994


        (a) The Registration Statement has been prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, and the Registration Statement has become effective under the Securities Act. Copies of the Registration Statement as originally filed and each amendment thereof, if any, have been delivered by the Company to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which the Registration Statement was declared effective by the Commission; "Effective Date" means the date of the Effective Time. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus, the Prospectus or the Registration Statement;

        (b) On the Effective Date, the Registration Statement conformed in all respects to the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date hereof and at the time of filing of the Prospectus with the Commission pursuant to Rule 424(b) under the Rules and Regulations, the Registration Statement and the Prospectus conform and will conform in all respects to the requirements of the Securities Act and the Rules and Regulations and neither of such documents include or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter or written information furnished to the Company by or on behalf of any Seller specifically for inclusion therein;

        (c) The Company and each of its Significant Subsidiaries (as defined in Rule 405 of the Rules and Regulations, but excluding any subsidiary of the Company the major part of the business of which consists of finance, banking, credit, leasing, real estate, financial services or other similar services or coal operations or any combination thereof) have been duly incorporated and are validly existing as corporations under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify or be in good standing would have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries on a consolidated basis, and the Company and each of its Significant Subsidiaries have all corporate

Morgan Stanley & Co.
 Incorporated

                       -7-                                    __________, 1994


    power and authority necessary to own or hold their respective properties and to conduct the businesses in which such corporations are engaged;

        (d) All of the issued shares of capital stock of each Significant Subsidiary of the Company (other than Suncor, Inc. and other than as described in the Prospectus) have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

        (e) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any property or assets of the Company or any of its Significant Subsidiaries are subject, except for any conflict, breach or violation which would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

        (f) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus, to require the Company to file any other registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require

Morgan Stanley & Co.
 Incorporated

                       -8-                                    __________, 1994


    the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

        (g) This Agreement has been duly authorized, executed and delivered by the Company; the Shares have been duly and validly authorized and issued and are fully paid and non-assessable; no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the sale of the Shares as contemplated hereby, and the Shares and the capital stock of the Company conform to the descriptions thereof contained in the Registration Statement and the Prospectus;

        (h) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company or any of the Company's Significant Subsidiaries is the subject, the outcome of which is likely to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries, taken as a whole;

        (i) The audited financial statements included or incorporated by reference in the Registration Statement or included or incorporated by reference in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries and the consolidated results of their operations, changes in stockholders' equity and their cash flows, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles. The unaudited consolidated financial statements of the Company and its subsidiaries and the related notes, included or incorporated by reference in the Registration Statement or included or incorporated by reference in the Prospectus present fairly their consolidated financial position and the consolidated results of their operations and their cash flows at the dates and for the periods indicated in conformity with generally accepted accounting principles (except for the absence of notes), subject to normally recurring changes resulting from year-end audit adjustments, and prepared in accordance with the instructions to Form 10-Q, and since the date of such statements, there has been no material adverse change in the operations, business, property, assets or liabilities of the Company or any of its Significant Subsidiaries, or in the consolidated financial condition the Company;

        (j) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and which is not so described;

Morgan Stanley & Co.
 Incorporated

                       -9-                                    __________, 1994


        (k) Except as described in the Prospectus, since the date as of which information is given in the Prospectus, the Company has not issued or granted any rights to acquire any equity securities of the Company (other than pursuant to employee benefit plans, stock option plans or other employee or director compensation plans existing on the date of the Prospectus);

        (l) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or bylaws or in default, and no event has occurred which, with the notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which they are bound or to which any of their properties or assets is subject, which violation, default or event in each case will have a material adverse affect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

        (m) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement;

        (n) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940;

        (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented; and

        (p) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.


        The Trustee, on behalf of the Charitable Trusts, severally with respect to each Charitable Trust represents, warrants and agrees with each Underwriter that:

Morgan Stanley & Co.
 Incorporated

                       -10-                                   __________, 1994


        (a) Such Charitable Trust was duly established and the Trustee is the duly appointed and incumbent trustee of such Trust having the requisite authority to execute and deliver this Agreement and to sell the Shares being sold to the Underwriters by such Charitable Trust;

        (b) This Agreement has been duly authorized, executed and delivered by or on behalf of such Charitable Trust, and all authorizations and consents necessary for the execution and delivery by such Charitable Trust of this Agreement have been given and are in full force and effect on the date hereof;

        (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement, instrument, decree, judgment or order pursuant to which such Charitable Trust was established or to which such Charitable Trust is a party or by which such Charitable Trust may be bound or to which any material portion of the properties of such Charitable Trust may be subject;

        (d) Such Charitable Trust has, and on the Closing Date and the Option Closing Date, if any, will have, valid marketable title to the Shares to be sold by such Charitable Trust and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Charitable Trust;

        (e) The Shares to be sold by such Charitable Trust pursuant to this Agreement are owned by such Charitable Trust free and clear of all liens, encumbrances, equities or claims;

        (f) Delivery of the Shares to be sold by such Charitable Trust pursuant to this Agreement will pass marketable title to such Shares free and clear of all liens, encumbrances, equities or claims;

        (g) All information furnished by or on behalf of such Charitable Trust for use in the Registration Statement and Prospectus is on the date hereof, and will be at the time of the filing of the Prospectus pursuant to Rule 424(b) under the Rules and Regulations, true and correct, and does not on the date hereof, and will not at the time of the filing of the Prospectus pursuant to Rule 424(b) under the Rules and Regulations, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading; and

Morgan Stanley & Co.
 Incorporated

                       -11-                                   __________, 1994


        (h) Any certificate signed by or on behalf of such Charitable Trust and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Charitable Trust to each Underwriter as to the matters covered thereby.

        The Glenmede Trust Company, in its individual capacity ("Glenmede"), represents, warrants and agrees with each Underwriter and the Company that:

        (a) Glenmede is a trust company (without banking powers) duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; and Glenmede is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify or be in good standing would have a material adverse effect, or a prospective material adverse effect, on the condition (financial or otherwise), earnings, business or operations of Glenmede and its subsidiaries, considered as one enterprise;

        (b) This Agreement has been duly authorized, executed and delivered by Glenmede; and all authorizations and consents necessary for the execution and delivery by Glenmede of this Agreement have been obtained and are in full force and effect on the date hereof;

        (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement, instrument, decree, judgment or order to which Glenmede is a party or by which Glenmede may be bound or to which any material portion of the properties of Glenmede may be subject; and

        (d) Any certificate signed by any officer of Glenmede and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by Glenmede to each Underwriter as to the matters covered thereby.


                                       V.

        The obligations of the Underwriters hereunder are subject to all of the following conditions:

Morgan Stanley & Co.
 Incorporated

                       -12-                                   __________, 1994


        (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission. There shall not have occurred any change, or any development involving a prospective change, in the condition (financial or otherwise), earnings, business or operations, of the Company and its Significant Subsidiaries, from that set forth in the Registration Statement, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

        (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, (i) to the effect set forth in Article V(a), (ii) to the effect that the representations and warranties of the Company contained herein are true and correct as of the Closing Date and that the Company has complied with all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date and (iii) to the effect that there has not occurred any material adverse change, or any development that the Company believes is likely to have a material adverse effect, on the condition (financial or otherwise), earnings, business or operations, of the Company from that set forth in the Registration Statement.

        The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

        (c) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Trustee on behalf of each Charitable Trust, to the effect that the representations and warranties of such Charitable Trust contained herein are true and correct as of the Closing Date.

        (d) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of Glenmede, to the effect that the representations and warranties of Glenmede contained herein are true and correct as of the Closing Date.

        (e) You shall have received on the Closing Date an opinion of either the Vice President and General Counsel or the Assistant General Counsel of the Company, counsel to the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

Morgan Stanley & Co.
 Incorporated

                       -13-                                   __________, 1994


                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has all corporate power and authority necessary to own or hold its properties and conduct its businesses in the manner contemplated in the Prospectus;

                  (ii) The Shares have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (iii) The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                  (iv) The Registration Statement and the Prospectus (including all documents incorporated by reference therein) and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations thereunder;

                  (v) The Shares and the capital stock of the Company conform in all material respects to the statements concerning them in or incorporated by reference in the Registration Statement and the Prospectus; and the provisions of the contracts, agreements and instruments (as the same may be in effect on the Closing Date) summarized in the Prospectus, any supplement thereto or any document incorporated by reference therein, conform in all material respects to the descriptions thereof in the Prospectus, any supplement thereto or any document incorporated by reference therein;

                  (vi) To such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement;

                  (vii) This Agreement has been duly authorized, executed and delivered by the Company;

Morgan Stanley & Co.
 Incorporated

                       -14-                                   __________, 1994


                  (viii) The compliance by the Company with all of the provisions of this Agreement, the Shares and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, the conflict, breach, violation, or default of which would have a materially adverse affect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing, or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby; and

                  (ix) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the Investment Company Act of 1940.

    In addition, such counsel shall state that such counsel has participated in conferences with officers of the Company at which the Registration Statement was discussed, and although he is not passing upon and does not assume any responsibility for, and shall not be deemed to have independently verified, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and Prospectus (except as and to the extent set forth in subparagraph (v) above), on the basis of the foregoing, no facts have come to the attention of such counsel which lead him to believe that the Registration Statement, as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances

Morgan Stanley & Co.
 Incorporated

                       -15-                                   __________, 1994


    under which they were made, not misleading (except that, in each case, such counsel need express no comment with respect to the financial statements and related schedules, other financial and statistical data included in the Registration Statement or the Prospectus).

        In rendering such opinion, such counsel may rely as to matters of fact upon certificates of officers of the Company and its subsidiaries and public officials and include such limitations and assumptions as are customarily contained in opinions given by counsel for issuers in securities transactions.

        With respect to certain matters relating to the law of the State of New York, such counsel may rely on the opinion of counsel to the Underwriters.

        (f) You shall have received on the Closing Date an opinion of Pepper, Hamilton & Scheetz, counsel for Glenmede, the Trustee and the Charitable Trusts, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) each Charitable Trust was duly established by execution of a trust agreement, and the Trustee is the duly appointed and incumbent trustee of each such Charitable Trust and such trust agreement duly empowers such Trustee, on behalf of such Charitable Trust, to execute and deliver this Agreement and to sell the Shares being sold to the Underwriters by such Charitable Trust;

                  (ii) this Agreement has been duly authorized, executed and delivered by or on behalf of each Charitable Trust, the Trustee and Glenmede, and all authorizations and consents necessary for the execution and delivery by each Charitable Trust, the Trustee and Glenmede of this Agreement have been given and are in full force and effect on the date hereof;

                  (iii) the execution, delivery and performance of this Agreement will not conflict with or result in a breach or violations of any of the terms or provisions of, or constitute as default under, any provision of applicable law, or any agreement or other instrument known to such counsel pursuant to which any Charitable Trust was established or binding upon any Charitable Trust and no consent, approval or authorization of any governmental body is required for the performance by any Charitable Trust of this Agreement, except such as are specified and have been obtained;

Morgan Stanley & Co.
 Incorporated

                       -16-                                   __________, 1994


                  (iv) each Charitable Trust has valid marketable title to the Shares to be sold by such Charitable Trust and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Charitable Trust;

                  (v) delivery of the certificates for the Shares to be sold by each Charitable Trust pursuant to this Agreement will pass marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances;

                  (vi) Glenmede is a trust company (without banking powers) duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; and Glenmede is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify or be in good standing would have a material adverse effect, or a prospective material adverse effect, on the condition (financial or otherwise), earnings, business or operations of Glenmede and its subsidiaries, considered as one enterprise;

                  (vii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any or the terms or provisions of, or constitute a default under, any material agreement, instrument, decree, judgment or order to which Glenmede is a party or by which Glenmede may be bound or to which any material portion of the properties of Glenmede may be subject.

        In rendering such opinion, such counsel may rely as to matters of fact upon certificates of officers of the Company and its subsidiaries and public officials and include such limitations and assumptions as are customarily contained in opinions given by counsel for issuers in securities transactions.

        With respect to certain matters relating to the law of the State of New York, counsel for Glenmede, the Trustee and the Charitable Trusts may rely on the opinion of counsel for the Underwriters.

        (g) You shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date, as to certain matters.

Morgan Stanley & Co.
 Incorporated
                                                               ___________, 1994
                       -17-

        With respect to certain matters relating to the laws of the Commonwealth of Pennsylvania, Simpson Thacher & Bartlett may rely on the opinions of counsel for the Company and counsel for Glenmede, the Trustee and the Charitable Trusts.

        (h) You shall have received on the date hereof and the Closing Date a letter dated the date hereof or the Closing Date, as the case may be, in each case in form and substance reasonably satisfactory to you, from independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

        The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such opinions of counsel and documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

                                      VI.

        The obligations of the Charitable Trusts to deliver certificates for the Firm Shares or the Additional Shares to be purchased and sold hereunder on the Closing Date or on the Option Closing Date, as the case may be, are subject to all of the following conditions:

        (a) The Charitable Trusts shall have been tendered payment on the Closing Date or on the Option Closing Date, as the case may be, for the Firm Shares or the Additional Shares, as the case may be, as provided in
    Article III hereof; and

        (b) The conditions set forth in Article V(b), (e) and (h) to the Underwriters' obligations hereunder shall have been satisfied.

                                      VII.

        In further consideration of the agreements of the Company herein contained, the Charitable Trusts covenant as follows:

        (a) The Company shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Trustee on behalf of each Charitable Trust, to the effect that the representations and warranties of such Charitable Trust contained herein are true and correct as of the Closing Date;

Morgan Stanley & Co.
 Incorporated

                       -18-                                  ___________, 1994


        (b) The Company shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of Glenmede, to the effect that the representations and warranties of Glenmede contained herein are true and correct as of the Closing Date; and

        (c) The Company shall have received on the Closing Date an opinion of Pepper, Hamilton & Scheetz, counsel for Glenmede, the Trustee and the Charitable Trusts, dated the Closing Date, in form and substance as set forth in section V(f) of this Agreement.


                                     VIII.

        In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

        (a) To furnish you, without charge, two signed copies of the Registration Statement and all amendments thereto (including exhibits thereto) and to each other Underwriter as many conformed copies of the Registration Statement and all amendments thereto (including exhibits thereto) as they may reasonably request and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto as you and they may reasonably request.

        (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish you a copy of each such proposed amendment or supplement, and to file no such proposed amendment or supplement to which you reasonably object unless such proposed amendment or supplement is, in the opinion of Counsel to the Company, required by law.

        (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Underwriters it is necessary to amend or supplement the Prospectus to comply with law or any agreement between the Company and the Trustee, Glenmede or the Charitable Trusts, forthwith to prepare and furnish, at its own expense, to the

Morgan Stanley & Co.
 Incorporated

                       -19-                                  ___________, 1994


    Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

        (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection therewith; provided, that nothing contained in this Paragraph shall require the Company to qualify as a foreign corporation in any jurisdiction where the operations and business of the Company would not otherwise require such qualification.

        (e) To make generally available to the Company's security holders as soon as practicable an earning statement covering the twelve-month period ending ______________________, 19__, that satisfies the provisions of
    Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).


                                      IX.

        The Company and each Charitable Trust, severally and not jointly, agree to pay or cause to be paid, in such proportion as they shall agree, all taxes, if any, on the transfer and sale of the Shares being sold by the Charitable Trusts and all costs and expenses incident to the performance of the obligations of the Company and the Charitable Trusts under this Agreement, including, but not limited to, all expenses incident to the delivery of the Shares, the fees and expenses of counsel and accountants for the Trustee, the Charitable Trusts and the Company, the costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto) and the Prospectus and any amendments or supplements thereto, the expenses of qualifying the Shares under the securities or Blue Sky laws of various jurisdictions, any fees payable or expenses in connection with the listing of the Shares on any securities exchange and the cost of furnishing to the Underwriters the required copies of the Registration Statement and Prospectus and any amendments or supplements thereto.

Morgan Stanley & Co.
 Incorporated

                       -20-                                  ___________, 1994


                                       X.

        The Company agrees to indemnify and hold harmless each Underwriter, Glenmede and each Charitable Trust and each person, if any, who controls any Underwriter, Glenmede or such Charitable Trust within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) with respect to the Charitable Trusts or Glenmede insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Charitable Trusts or Glenmede furnished to the Company in writing by or on behalf of any Charitable Trust or Glenmede expressly for use in the Registration Statement or any amendment thereof, the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any preliminary prospectus; and (ii) with respect to the Underwriters insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriters furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Registration Statement or any amendment thereof, the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any preliminary prospectus.

        Glenmede, in its individual capacity, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged

Morgan Stanley & Co.
 Incorporated

                       -21-                                  ___________, 1994


omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Sellers furnished in writing by or on behalf of the Sellers expressly for use in the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto. The statements set forth under the caption "Selling Shareholders" in the Registration Statement or any amendments or supplements thereto or in any preliminary prospectus or any amendments or supplements thereto or in the Prospectus or any amendments or supplements thereto constitute the only written information furnished by or on behalf of any of the Charitable Trusts, the Trustee or Glenmede referred to in Articles IV and X hereof.

        Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless Glenmede, the Charitable Trusts, the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company, Glenmede or any Charitable Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses, reasonably incurred in connection with defending or investigating any such claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto.

        In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such

Morgan Stanley & Co.
 Incorporated

                       -22-                                  ___________, 1994


proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for
(a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Charitable Trusts and Glenmede and all persons, if any, who control any Charitable Trust or Glenmede within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Charitable Trusts and Glenmede and such controlling persons of the Charitable Trusts and Glenmede, such firm shall be designated in writing by the Trustee, or its appointed successor. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

Morgan Stanley & Co.
 Incorporated

                       -23-                                  ___________, 1994


        If the indemnification provided for in the first, second or third paragraph of this Article X is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraphs, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Charitable Trusts on the one hand and the Underwriters on the other hand in connection with the offering shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Charitable Trusts and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. Notwithstanding the immediately preceding sentence, if the losses, claims, damages or liabilities in respect of which contribution is being sought are caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact other than any such statements or omissions based upon information (i) relating to Underwriters furnished to the Company in writing by or on behalf of any Underwriter or (ii) relating to the Charitable Trusts furnished to the Company in writing by or on behalf of Charitable Trusts, then the relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Charitable Trusts (notwithstanding that the Company receives none of such proceeds) and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares; and, in such case, the parties hereto agree that for purposes of this sentence only, the Charitable Trusts and Glenmede would be deemed to receive no benefits from the offering of the Shares. The relative fault of the Sellers on the one hand and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers, the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Morgan Stanley & Co.
 Incorporated

                       -24-                                  ___________, 1994


        The Sellers, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article X were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article X, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Article X are several in proportion to the respective number of Shares they have agreed to purchase hereunder, and not joint. The remedies provided for in this Article X are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

        The indemnity and contribution agreements contained in this Article X and the representations and warranties of the Company and the Sellers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Seller or any person controlling any Seller or the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Shares.


                                      XI.

        This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in

Morgan Stanley & Co.
 Incorporated

                       -25-                                  ___________, 1994


any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.


                                      XII.

        This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

        If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Article I be increased pursuant to this Article XII by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Charitable Trusts for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company, Glenmede or the Charitable Trusts. In any such case either you, the Company, Glenmede or the Charitable Trusts shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that required changes, if any, in the Registration Statement and in the Prospectus or in any

Morgan Stanley & Co.
 Incorporated
                       -26-                                    ___________, 1994


other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of either the Company or the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason either the Company or the Sellers shall be unable to perform their obligations under this Agreement, the Company or the Sellers, as the case may be, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

        This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Morgan Stanley & Co.
 Incorporated
                       -27-                                    ___________, 1994


        This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                             Very truly yours,

                             SUN COMPANY, INC.


                             By:_______________________________
                               Title:


                             THE CHARITABLE TRUSTS named in
                             Schedule I hereto, acting severally

                             By: THE GLENMEDE TRUST COMPANY,
                             Trustee for the Charitable Trusts
                             and not in its individual capacity


                             By:________________________________
                               Title:


                             THE GLENMEDE TRUST COMPANY, in
                              its individual capacity


                             By:________________________________
                               Title:

Morgan Stanley & Co.
 Incorporated
                       -28-                                    ___________, 1994


Accepted, ________________________, 1994

MORGAN STANLEY & CO.
 INCORPORATED

Acting severally on behalf of
 themselves and the several
 Underwriters named
 in Schedule II.

By:  MORGAN STANLEY & CO.
     INCORPORATED


By:_______________________________
 Title:

                                   SCHEDULE I

                            Date of                       Number of
                            Trust           Name of       Shares
Charitable Trust            Agreement       Trustee       To Be Sold
- -----------------           ---------       -------       ----------




                                  SCHEDULE II

                                         Number of Firm
                                         Shares
     Underwriters                        To Be Purchased
     ------------                        ---------------
Morgan Stanley & Co. Incorporated
CS First Boston Incorporated
Smith Barney Inc.







                                         8,000,000
                                         ---------
